Principal Exchange-Traded Funds
Supplement dated July 1, 2019
to the Statement of Additional Information dated November 1, 2018, as amended and restated on April 8, 2019
(as supplemented on April 29, 2019, April 30, 2019, June 4, 2019 and June 14, 2019)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Under Brokerage on Purchases and Sales of Securities, delete the sentence following the Total Brokerage Commissions Paid table, and replace with the following:

In 2018, in response to the adoption of the Markets in Financial Instruments Directive (“MiFID II”), PGI modified its approach regarding how trading costs are paid and how research costs are allocated, which resulted in certain Funds paying higher, and certain Funds paying lower, commission amounts compared to prior years. Other primary reasons for changes in several Funds’ brokerage commissions for the three years were changes in Fund size; changes in market conditions; changes in money managers of certain Funds; and implementation of investment strategies. In some cases, such events required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.